******************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                  Jun-97
Household Affinity Credit Card Master Trust I, Series 1993-1         15-Jul-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
    Performance Ratios (expressed as a percentage of Principal Receivables)
      Payment Rate                                                     24.983%
      Annualized Gross Cash Yield (excluding principal recove          18.646%
      Annualized Net Default Rate                                       7.318%
      Annualized Portfolio Yield                                       11.328%
    Delinquency status of accounts:
       5 - 29 days ($)                                          214,477,206.03
       5 - 29 days (%)    (Gross/Gross)                                  3.55%
       30 - 59 days($)                                           82,135,092.98
       30 - 59 days (%)    (Gross/Gross)                                 1.36%
       60+ days ($)                                             173,656,560.29
       60+ days (%)    (Gross/Gross)                                     2.87%
            Total ($)                                           470,268,859.30
            Total (%)    (Gross/Gross)                                   7.78%
    Collections
       Principal                                              1,447,565,307.84
       Finance Charge                                            65,753,815.69
       Fees                                                      10,137,196.92
       Allocated Interchange                                     18,441,543.18
       Other Recoveries                                             418,162.40
       Principal Recoveries                                       1,417,318.17
       Total                                                  1,543,733,344.20
    Adjustment Payments                                                   0.00
    Transfer Deposit Amount                                               0.00
       Gross Principal Defaults                                  38,603,959.40
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2            0.00
       Defaulted Receivables Repurchased Pursuant to Article 3            0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec 37,186,641.23 *** Reallocated Investor Finance Charge and Administrative Collections ***
    Reallocated Investor Finance Charge and Administrative Col   16,447,002.22
    Investor Defaulted Amount (Gross)                             6,703,041.88
    Series Adjusted Portfolio Yield                                    11.043%
*** Class A Invested Percentage Allocations ***
    Class A Invested Percentage                                    84.9996411%
    Fixed Class A Invested Percentage                              84.9996411%
    Class A Monthly Interest (Due) [Section 4.08(a)]              4,268,437.50
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
    Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)            0.00
    Class A Investor Default Amount                               5,697,561.54
    Allocable Servicing Fee (Due) [Section 3]                     1,764,713.33
    Previously unpaid Allocable Servicing Fee                             0.00
    Class A Required Amount [Section 4.09(a)]                             0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect            0.00
         From Cash Collateral Account Withdrawls [Section 4.14            0.00
         From Subordinated Principal Collections [Section 4.15            0.00
         Total ("Funded Class A Required Amount")                         0.00
    Class A Invested Percentage of Reallocated FC&A [Section 4   13,979,892.86
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     2,249,180.49
    Funded Class A Required Amount                                        0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat            0.00
    Total Available for Class A Invested Percentage Allocation   11,730,712.37
    Class A Monthly Interest (Paid)                               4,268,437.50
    Overdue Class A Monthly Interest (Paid)                               0.00
    Class A Additional Interest (Paid)                                    0.00
    Overdue Class A Additional Interest (Paid)                            0.00
    Reimb. of Class A Investor Default Amount (Paid)              5,697,561.54
    Allocable Servicing Fee (Paid)                                1,764,713.33
    Previously unpaid Allocable Servicing Fee (Paid)                      0.00
    Class A Interest Shortfall                                            0.00
*** Class B Invested Percentage Allocations ***
    Class B Invested Percentage                                     5.0003400%
    Fixed Class B Invested Percentage                               5.0003400%
    Class B Monthly Interest (Due) [Section 4.08(b)]                233,840.42
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
    Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)            0.00
    Class B Investor Default Amount                                 335,174.88
    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                                     0.00
    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]             335,174.88
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                               335,174.88
    Class B Invested Percentage of Reallocated FC&A [Section 4      822,406.03
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]       588,565.61
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funded Class B Default Amount                                   335,174.88
    Total Available for Class B Floating Allocations                569,015.30
    Class B Monthly Interest (Paid)                                 233,840.42
    Overdue Class B Monthly Interest (Paid)                               0.00
    Class B Additional Interest (Paid)                                    0.00
    Overdue Class B Additional Interest (Paid)                            0.00
    Reimbursement Class B Investor Default Amount (Paid)            335,174.88
    Class B Interest Shortfall                                            0.00
*** Collateral Invested Percentage Allocations ***
    Collateral Invested Percentage                                 10.0000189%
    Collateral Monthly Interest (Due) [Section 4.08(c)]             570,407.90
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)            0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08            0.00
    Collateral Investor Default Amount                              670,305.45
    Collateral Invested Percentage of Reallocated FC&A [Sectio    1,644,703.33
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)    1,074,295.43
    From Excess Reallocated FC&A to Fund Collateral Investor D      670,305.45
    Total Available for Collateral Invested Percentage Allocat    1,240,713.35
    Collateral Monthly Interest (Paid)                              570,407.90
    Overdue Collateral Monthly Interest (Paid)                            0.00
    Collateral Additional Interest (Paid)                                 0.00
    Overdue Collateral Additional Interest (Paid)                         0.00
    Reimbursement of Collateral Default Amount (Paid)               670,305.45
    Collateral Interest Shortfall                                         0.00
*** Reimbursement of Shortfalls ***
    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)    2,249,180.49
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)      588,565.61
          Excess Collateral Interest Reallocated FC&A [Section    1,074,295.43
             Total                                                3,912,041.53
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]            0.00
        Allocated to reimburse Class A Investor Charge-Offs [S            0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.13(c)]                      0.00
        Allocated to fund the Class B Investor Default Amount       335,174.88
        Allocated to reimburse Class B Invested Amount reducti            0.00
        Allocated to unpaid Allocated Servicing Fee from previ            0.00
        Allocated to fund the Collateral Default Amount [Secti      670,305.45
        Allocated to reimburse Collateral Invested Amount redu            0.00
        Allocated to the Cash Collateral Account [Section 4.13            0.00
        Allocated pursuant to the Collateral Agreement [Sectio    2,906,561.20
    Subordinated Principal Collections [Section 4.15]            37,703,346.43
       Allocated to Class A Required Amount [Section 4.15(a)]             0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.15(b)]                      0.00
        Allocated to fund the Class B Investor Default Amount             0.00
    *** Amortization Allocations ***
    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te   Not Triggered
       Other Amortization Events                                 Not Triggered
    Transaction Period                                               REVOLVING
    Principal Allocation Percentage                                        N/A
    Principal Allocation Percentage Numerator                              N/A
    Available Investor Principal Collections
         Investor Principal Collections                         232,247,355.17
         Subordinated Principal Collections                               0.00
         Series Allocable Miscellaneous Payments                          0.00
         Series 1993-1 Excess Principal Collections                       0.00
         [Subordinated Series Reallocated Principal Collection            0.00
      Available Investor Principal Collections                  232,247,355.17
    Collateral Principal Collections                             25,805,315.84
    Controlled Distribution Amount                                         N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
    Class A Monthly Principal (Paid)                                      0.00
    Deficit Controlled Amortization Amount                                0.00
    Total Available to Pay Class B Monthly Principal            232,247,355.17
    Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
    Class B Monthly Principal (Paid)                                      0.00
    Collateral Monthly Principal (Due) [Section 4.09(c)]                  0.00
    Collateral Monthly Principal (Paid)                                   0.00
    Series 1993-1 Principal Shortfall                                     0.00
    Trust Excess Principal Collections                          258,052,671.01
*** Funding Accounts ***
    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders                   0.00
    Class A Principal Funding Account Balance                 N/A
    Class B Principal Funding Account deposits                            0.00
    Principal Distributed to Class B Certificateholders                   0.00
    Class B Principal Funding Account Balance                 N/A
    Class A Interest Payment/Deposit
       from Collection Account                                    4,268,437.50
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders                         4,268,437.50
       Principal Funding Account Balance                      N/A
    Class B Interest Payment/Deposit
       from Collection Account                                      233,840.42
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders                           233,840.42
       Principal Funding Account Balance                      N/A
    Class A Investor Charge-Offs                                          0.00
    Reimbursement of Class A Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
    Reduction of Class B Invested Amount (Other than Class B I            0.00
    Class B Investor Charge-Offs                                          0.00
    Reimbursement of Class B Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R            0.00
    Reduction of the Collateral Invested Amount                           0.00
    Previous month's ending Collateral Invested Amount          105,883,000.00
    Current Month's ending Collateral Invested Amount           105,883,000.00
    Reimbursement of Collateral Invested Amount reductions                0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti            0.00
    Unpaid current Allocated Servicing Fee                                0.00
    Reimbursement of unpaid Allocated Servicing Fee                       0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee                  0.00
*** Receivables Outstanding & Invested Amounts ***
    Principal Receivables outstanding [Last Month]            6,097,970,723.18
    Average Principal outstanding based upon additional accoun6,097,970,723.18
    Principal Receivables outstanding                         5,951,933,164.39
    Finance Charge and Administrative Receivables outstanding    91,867,871.45
    Class A Invested Amount                                     900,000,000.00
    Class B Invested Amount                                      52,945,000.00
    Collateral Invested Amount                                  105,883,000.00
    Series Adjusted Invested Amount                           1,058,828,000.00
    Series Required Sellers Amount                               74,117,960.00
    Required Collateral Amount                                  105,883,000.00
    Available Collateral Amount                                 105,883,000.00
    Class A Certificate Balance                                 900,000,000.00
    Class B Certificate Balance                                  52,945,000.00
*** Cash Collateral Account ***
    Cash Collateral Account [Section 4.14]
       Begin Balance                                                      0.00
       Deposit of Excess Collections                                      0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount                                     0.00
          To reimburse Class A Investor Charge-Offs                       0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount                                      0.00
          To fund the Class B Investor Default Amount                     0.00
          To reimburse Class B Invested Amount reductions                 0.00
                 Total                                                    0.00
       Deposit of Collateral Monthly Principal                            0.00
       Net Available                                                      0.00
       Required Cash Collateral Amount                                    0.00
       Collateral Surplus                                                 0.00
       Cash Collateral Account Surplus                                    0.00
       End Balance                                                        0.00
    Collateral Surplus (Prime)                                            0.00
    Cash Collateral Account Surplus (Prime)                               0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.742708333
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.742708333
    B. Calculation of Class A Interest
       1. Calculation of Class A Certificate Rate
         a. One-month LIBOR                                          5.687500%
         b. Spread                                                   0.200000%
         c. Class A Certificate Rate                                 5.887500%
       2. Beginning Invested Amount                             900,000,000.00
       3. Number of Days in the Interest Period                             29
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          84.9996411%
          (b) Principal Allocation Percentage                 N/A
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                                   0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class A Investor Default Amount                         5,697,561.54
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                1,764,713.33
       8. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class A Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45
    F. Class B Certificates
       1. Class B Invested Amount as of the end of the Payment   52,945,000.00
       2. Available Collateral Invested Amount as of the end o  105,883,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.416666730
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.416666730
    B. Calculation of Class B Interest
       1. Class B Coupon                                               5.3000%
       2. Beginning Invested Amount                              52,945,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class B Invested Percentage                           5.0003400%
          (b) Principal Allocation Percentage                 N/A
       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account                               0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class B Investor Default Amount                           335,174.88
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
              Invested Amount as of the end of such Payment Da            0.00
       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
             Payment Date                                                0.00%
       8. Available Collateral Invested Amount                  105,883,000.00
       9. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45


******************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                  Jun-97
Household Affinity Credit Card Master Trust I, Series 1993-2         15-Jul-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
      Performance Ratios (expressed as a percentage of Principal Receivables)
      Payment Rate                                                     24.983%
      Annualized Gross Cash Yield (excluding principal recove          18.646%
      Annualized Net Default Rate                                       7.318%
      Annualized Portfolio Yield                                       11.328%
    Delinquency status of accounts:
       5 - 29 days ($)                                          214,477,206.03
       5 - 29 days (%)    (Gross/Gross)                                  3.55%
       30 - 59 days($)                                           82,135,092.98
       30 - 59 days (%)    (Gross/Gross)                                 1.36%
       60+ days ($)                                             173,656,560.29
       60+ days (%)    (Gross/Gross)                                     2.87%
            Total ($)                                           470,268,859.30
            Total (%)    (Gross/Gross)                                   7.78%
    Collections
       Principal                                              1,447,565,307.84
       Finance Charge                                            65,753,815.69
       Fees                                                      10,137,196.92
       Allocated Interchange                                     18,441,543.18
       Other Recoveries                                             418,162.40
       Principal Recoveries                                       1,417,318.17
       Total                                                  1,543,733,344.20
    Adjustment Payments                                                   0.00
    Transfer Deposit Amount                                               0.00
       Gross Principal Defaults                                  38,603,959.40
       Defaulted Receivables Repurchased Pursuant to Article 2            0.00
       Defaulted Receivables Repurchased Pursuant to Article 3            0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec 37,186,641.23 *** Reallocated Investor Finance Charge and Administrative Collections ***
    Reallocated Investor Finance Charge and Administrative Col    9,113,881.78
    Investor Defaulted Amount (Gross)                             3,723,900.90
    Series Adjusted Portfolio Yield                                    10.996%
*** Class A Invested Percentage Allocations ***
    Class A Invested Percentage                                    84.9998980%
    Fixed Class A Invested Percentage                              84.9998980%
    Class A Monthly Interest (Due) [Section 4.08(a)]              2,333,333.33
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
    Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)            0.00
    Class A Investor Default Amount                               3,165,311.97
    Allocable Servicing Fee (Due) [Section 3]                       980,393.33
    Previously unpaid Allocable Servicing Fee                             0.00
    Class A Required Amount [Section 4.09(a)]                             0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect            0.00
         From Cash Collateral Account Withdrawls [Section 4.14            0.00
         From Subordinated Principal Collections [Section 4.15            0.00
         Total ("Funded Class A Required Amount")                         0.00
    Class A Invested Percentage of Reallocated FC&A [Section 4    7,746,790.22
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     1,267,751.59
    Funded Class A Required Amount                                        0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat            0.00
    Total Available for Class A Invested Percentage Allocation    6,479,038.63
    Class A Monthly Interest (Paid)                               2,333,333.33
    Overdue Class A Monthly Interest (Paid)                               0.00
    Class A Additional Interest (Paid)                                    0.00
    Overdue Class A Additional Interest (Paid)                            0.00
    Reimb. of Class A Investor Default Amount (Paid)              3,165,311.97
    Allocable Servicing Fee (Paid)                                  980,393.33
    Previously unpaid Allocable Servicing Fee (Paid)                      0.00
    Class A Interest Shortfall                                            0.00
*** Class B Invested Percentage Allocations ***
    Class B Invested Percentage                                     5.0000340%
    Fixed Class B Invested Percentage                               5.0000340%
    Class B Monthly Interest (Due) [Section 4.08(b)]                144,609.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
    Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)            0.00
    Class B Investor Default Amount                                 186,196.31
    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                                     0.00
    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]             186,196.31
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                               186,196.31
    Class B Invested Percentage of Reallocated FC&A [Section 4      455,697.19
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]       311,088.19
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funded Class B Default Amount                                   186,196.31
    Total Available for Class B Floating Allocations                330,805.31
    Class B Monthly Interest (Paid)                                 144,609.00
    Overdue Class B Monthly Interest (Paid)                               0.00
    Class B Additional Interest (Paid)                                    0.00
    Overdue Class B Additional Interest (Paid)                            0.00
    Reimbursement Class B Investor Default Amount (Paid)            186,196.31
    Class B Interest Shortfall                                            0.00
*** Collateral Invested Percentage Allocations ***
    Collateral Invested Percentage                                 10.0000680%
    Collateral Monthly Interest (Due) [Section 4.08(c)]             316,893.88
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)            0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08            0.00
    Collateral Investor Default Amount                              372,392.62
    Collateral Invested Percentage of Reallocated FC&A [Sectio      911,394.38
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)      594,500.50
    From Excess Reallocated FC&A to Fund Collateral Investor D      372,392.62
    Total Available for Collateral Invested Percentage Allocat      689,286.50
    Collateral Monthly Interest (Paid)                              316,893.88
    Overdue Collateral Monthly Interest (Paid)                            0.00
    Collateral Additional Interest (Paid)                                 0.00
    Overdue Collateral Additional Interest (Paid)                         0.00
    Reimbursement of Collateral Default Amount (Paid)               372,392.62
    Collateral Interest Shortfall                                         0.00
*** Reimbursement of Shortfalls ***
    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)    1,267,751.59
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)      311,088.19
          Excess Collateral Interest Reallocated FC&A [Section      594,500.50
             Total                                                2,173,340.28
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]            0.00
        Allocated to reimburse Class A Investor Charge-Offs [S            0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.13(c)]                      0.00
        Allocated to fund the Class B Investor Default Amount       186,196.31
        Allocated to reimburse Class B Invested Amount reducti            0.00
        Allocated to unpaid Allocated Servicing Fee from previ            0.00
        Allocated to fund the Collateral Default Amount [Secti      372,392.62
        Allocated to reimburse Collateral Invested Amount redu            0.00
        Allocated to the Cash Collateral Account [Section 4.13            0.00
        Allocated pursuant to the Collateral Agreement [Sectio    1,614,751.35
    Subordinated Principal Collections [Section 4.15]            20,945,881.56
       Allocated to Class A Required Amount [Section 4.15(a)]             0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.15(b)]                      0.00
        Allocated to fund the Class B Investor Default Amount             0.00
*** Amortization Allocations ***
    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te   Not Triggered
       Other Amortization Events                                 Not Triggered
    Transaction Period                                               REVOLVING
    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A
    Available Investor Principal Collections
         Investor Principal Collections                         129,025,848.08
         Subordinated Principal Collections                               0.00
         Series Allocable Miscellaneous Payments                          0.00
         Series 1993-2 Excess Principal Collections                       0.00
         [Subordinated Series Reallocated Principal Collection            0.00
      Available Investor Principal Collections                  129,025,848.08
    Collateral Principal Collections                             14,336,313.66
    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
    Class A Monthly Principal (Paid)                                      0.00
    Deficit Controlled Amortization Amount                                0.00
    Total Available to Pay Class B Monthly Principal            129,025,848.08
    Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
    Class B Monthly Principal (Paid)                                      0.00
    Collateral Monthly Principal (Due) [Section 4.09(c)]                  0.00
    Collateral Monthly Principal (Paid)                                   0.00
    Series 1993-2 Principal Shortfall                                     0.00
    Trust Excess Principal Collections                          143,362,161.74
*** Funding Accounts ***
    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders                   0.00
    Class A Principal Funding Account Balance                 N/A
    Class B Principal Funding Account deposits                            0.00
    Principal Distributed to Class B Certificateholders                   0.00
    Class B Principal Funding Account Balance                 N/A
    Class A Interest Payment/Deposit
       from Collection Account                                    2,333,333.33
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders                         2,333,333.33
       Principal Funding Account Balance                      N/A
    Class B Interest Payment/Deposit
       from Collection Account                                      144,609.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders                           144,609.00
       Principal Funding Account Balance                      N/A
    Class A Investor Charge-Offs                                          0.00
    Reimbursement of Class A Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
    Reduction of Class B Invested Amount (Other than Class B I            0.00
    Class B Investor Charge-Offs                                          0.00
    Reimbursement of Class B Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R            0.00
    Reduction of the Collateral Invested Amount                           0.00
    Previous month's ending Collateral Invested Amount           58,824,000.00
    Current Month's ending Collateral Invested Amount            58,824,000.00
    Reimbursement of Collateral Invested Amount reductions                0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti            0.00
    Unpaid current Allocated Servicing Fee                                0.00
    Reimbursement of unpaid Allocated Servicing Fee                       0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee                  0.00
*** Receivables Outstanding & Invested Amounts ***
    Principal Receivables outstanding [Last Month]            6,097,970,723.18
    Average Principal outstanding based upon additional accoun6,097,970,723.18
    Principal Receivables outstanding                         5,951,933,164.39
    Finance Charge and Administrative Receivables outstanding    91,867,871.45
    Class A Invested Amount                                     500,000,000.00
    Class B Invested Amount                                      29,412,000.00
    Collateral Invested Amount                                   58,824,000.00
    Series Adjusted Invested Amount                             588,236,000.00
    Series Required Sellers Amount                               41,176,520.00
    Required Collateral Amount                                   58,824,000.00
    Available Collateral Amount                                  58,824,000.00
    Class A Certificate Balance                                 500,000,000.00
    Class B Certificate Balance                                  29,412,000.00
*** Cash Collateral Account ***
    Cash Collateral Account [Section 4.14]
       Begin Balance                                                      0.00
       Deposit of Excess Collections                                      0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount                                     0.00
          To reimburse Class A Investor Charge-Offs                       0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount                                      0.00
          To fund the Class B Investor Default Amount                     0.00
          To reimburse Class B Invested Amount reductions                 0.00
                 Total                                                    0.00
       Deposit of Collateral Monthly Principal                            0.00
       Net Available                                                      0.00
       Required Cash Collateral Amount                                    0.00
       Collateral Surplus                                                 0.00
       Cash Collateral Account Surplus                                    0.00
       End Balance                                                        0.00
    Collateral Surplus (Prime)                                            0.00
    Cash Collateral Account Surplus (Prime)                               0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.666666660
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.666666660
    B. Calculation of Class A Interest
       1. Class A Certificate Coupon                                   5.6000%
       2. Beginning Invested Amount                             500,000,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          84.9998980%
          (b) Principal Allocation Percentage                 N/A
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                                   0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)      (Gross/Gross)            3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)      (Gross/Gross)            1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)      (Gross/Gross)            2.87%
       5. Class A Investor Default Amount                         3,165,311.97
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                  980,393.33
       8. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class A Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45
    F. Class B Certificates
       1. Class B Invested Amount as of the end of the Payment   29,412,000.00
       2. Available Collateral Invested Amount as of the end o   58,824,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.916666667
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.916666667
    B. Calculation of Class B Interest
       1. Class B Certificate Coupon                                   5.9000%
       2. Beginning Class B Invested Amount                      29,412,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class B Invested Percentage                           5.0000340%
          (b) Principal Allocation Percentage                 N/A
       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account                               0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)      (Gross/Gross)            3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)      (Gross/Gross)            1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)      (Gross/Gross)            2.87%
       5. Class B Investor Default Amount                           186,196.31
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
              Invested Amount as of the end of such Payment Da            0.00
       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
              Payment Date                                               0.00%
       8. Available Collateral Invested Amount                   58,824,000.00
       9. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45


******************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                  Jun-97
Household Affinity Credit Card Master Trust I, Series 1994-1         15-Jul-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
    Performance Ratios (expressed as a percentage of Principal Receivables)
      Payment Rate                                                     24.983%
      Annualized Gross Cash Yield (excluding principal recove          18.646%
      Annualized Net Default Rate                                       7.318%
      Annualized Portfolio Yield                                       11.328%
    Delinquency status of accounts:
       5 - 29 days ($)                                          214,477,206.03
       5 - 29 days (%)    (Gross/Gross)                                  3.55%
       30 - 59 days($)                                           82,135,092.98
       30 - 59 days (%)    (Gross/Gross)                                 1.36%
       60+ days ($)                                             173,656,560.29
       60+ days (%)    (Gross/Gross)                                     2.87%
            Total ($)                                           470,268,859.30
            Total (%)    (Gross/Gross)                                   7.78%
    Collections
       Principal                                              1,447,565,307.84
       Finance Charge                                            65,753,815.69
       Fees                                                      10,137,196.92
       Allocated Interchange                                     18,441,543.18
       Other Recoveries                                             418,162.40
       Principal Recoveries                                       1,417,318.17
       Total                                                  1,543,733,344.20
    Aggregate Principal Shortfalls for Group 1                            0.00
    Adjustment Payments                                                   0.00
    Transfer Deposit Amount                                               0.00
       Gross Principal Defaults                                  38,603,959.40
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2            0.00
       Defaulted Receivables Repurchased Pursuant to Article 3            0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec 37,186,641.23 *** Reallocated Investor Finance Charge and Administrative Collections ***
    Reallocated Investor Finance Charge and Administrative Col   15,530,229.16
    Investor Defaulted Amount (Gross)                             6,330,623.93
    Series Adjusted Portfolio Yield                                    11.040%
*** Class A Invested Percentage Allocations ***
    Class A Invested Percentage                                    85.0000000%
    Fixed Class A Invested Percentage                              85.0000000%
    Class A Monthly Interest (Due) [Section 4.08(a)]              3,997,065.97
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
    Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)            0.00
    Class A Investor Default Amount                               5,381,030.34
    Allocable Servicing Fee (Due) [Section 3]                     1,666,666.67
    Previously unpaid Allocable Servicing Fee                           (0.00)
    Class A Required Amount [Section 4.10 (a)]                            0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect            0.00
         From Cash Collateral Account Withdrawls [Section 4.14            0.00
         From Subordinated Principal Collections [Section 4.15            0.00
         Total ("Funded Class A Required Amount")                         0.00
    Class A Invested Percentage of Reallocated FC&A [Section 4   13,200,694.79
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     2,155,931.81
    Funded Class A Required Amount                                        0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat            0.00
    Total Available for Class A Invested Percentage Allocation   11,044,762.98
    Class A Monthly Interest (Paid)                               3,997,065.97
    Overdue Class A Monthly Interest (Paid)                               0.00
    Class A Additional Interest (Paid)                                    0.00
    Overdue Class A Additional Interest (Paid)                            0.00
    Reimb. of Class A Investor Default Amount (Paid)              5,381,030.34
    Allocable Servicing Fee (Paid)                                1,666,666.67
    Previously unpaid Allocable Servicing Fee (Paid)                      0.00
    Class A Interest Shortfall                                            0.00
*** Class B Invested Percentage Allocations ***
    Class B Invested Percentage                                     5.0000000%
    Fixed Class B Invested Percentage                               5.0000000%
    Class B Monthly Interest (Due) [Section 4.08(b)]                252,083.33
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
    Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)            0.00
    Class B Investor Default Amount                                 316,531.20
    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                                     0.00
    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]             316,531.20
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                               316,531.20
    Class B Invested Percentage of Reallocated FC&A [Section 4      776,511.46
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]       524,428.13
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funded Class B Default Amount                                   316,531.20
    Total Available for Class B Floating Allocations                568,614.53
    Class B Monthly Interest (Paid)                                 252,083.33
    Overdue Class B Monthly Interest (Paid)                               0.00
    Class B Additional Interest (Paid)                                    0.00
    Overdue Class B Additional Interest (Paid)                            0.00
    Reimbursement Class B Investor Default Amount (Paid)            316,531.20
    Class B Interest Shortfall                                            0.00
*** Collateral Invested Percentage Allocations ***
    Collateral Invested Percentage                                 10.0000000%
    Collateral Monthly Interest (Due) [Section 4.08(c)]             538,715.28
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)            0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08            0.00
    Collateral Investor Default Amount                              633,062.39
    Collateral Invested Percentage of Reallocated FC&A [Sectio    1,553,022.92
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)    1,014,307.64
    From Excess Reallocated FC&A to Fund Collateral Investor D      633,062.39
    Total Available for Collateral Invested Percentage Allocat    1,171,777.67
    Collateral Monthly Interest (Paid)                              538,715.28
    Overdue Collateral Monthly Interest (Paid)                            0.00
    Collateral Additional Interest (Paid)                                 0.00
    Overdue Collateral Additional Interest (Paid)                         0.00
    Reimbursement of Collateral Default Amount (Paid)               633,062.39
    Collateral Interest Shortfall                                         0.00
*** Reimbursement of Shortfalls ***
    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)    2,155,931.81
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)      524,428.13
          Excess Collateral Interest Reallocated FC&A [Section    1,014,307.64
             Total                                                3,694,667.58
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]            0.00
        Allocated to reimburse Class A Investor Charge-Offs [S            0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.13(c)]                      0.00
        Allocated to fund the Class B Investor Default Amount       316,531.20
        Allocated to reimburse Class B Invested Amount reducti            0.00
        Allocated to unpaid Allocated Servicing Fee from previ            0.00
        Allocated to fund the Collateral Default Amount [Secti      633,062.39
        Allocated to reimburse Collateral Invested Amount redu            0.00
        Allocated to the Cash Collateral Account [Section 4.13            0.00
        Allocated pursuant to the Collateral Agreement [Sectio    2,745,073.99
    Subordinated Principal Collections [Section 4.15]            35,607,713.78
       Allocated to Class A Required Amount [Section 4.15(a)]             0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.15(b)]                      0.00
        Allocated to fund the Class B Investor Default Amount             0.00
*** Amortization Allocations ***
    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te   Not Triggered
       Other Amortization Events                                 Not Triggered
    Transaction Period                                               REVOLVING
    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A
    Available Investor Principal Collections
         Investor Principal Collections                         219,343,844.24
         Subordinated Principal Collections                               0.00
         Series Allocable Miscellaneous Payments                          0.00
         Series 1994-1 Excess Principal Collections                       0.00
         [Subordinated Series Reallocated Principal Collection            0.00
      Available Investor Principal Collections                  219,343,844.24
    Collateral Principal Collections                             24,371,538.25
    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
    Class A Monthly Principal (Paid)                                      0.00
    Deficit Controlled Amortization Amount                                0.00
    Total Available to Pay Class B Monthly Principal            219,343,844.24
    Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
    Class B Monthly Principal (Paid)                                      0.00
    Collateral Monthly Principal (Due) [Section 4.09(c)]                  0.00
    Collateral Monthly Principal (Paid)                                   0.00
    Series 1994-1 Principal Shortfall                                     0.00
    Trust Excess Principal Collections                          243,715,382.49
*** Funding Accounts ***
    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders                   0.00
    Class A Principal Funding Account Balance                 N/A
    Class B Principal Funding Account deposits                            0.00
    Principal Distributed to Class B Certificateholders                   0.00
    Class B Principal Funding Account Balance                 N/A
    Class A Interest Payment/Deposit
       from Collection Account                                    3,997,065.97
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders                         3,997,065.97
       Principal Funding Account Balance                      N/A
    Class B Interest Payment/Deposit
       from Collection Account                                      252,083.33
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders                           252,083.33
       Principal Funding Account Balance                                  0.00
    Class A Investor Charge-Offs                                          0.00
    Reimbursement of Class A Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
    Reduction of Class B Invested Amount (Other than Class B I            0.00
    Class B Investor Charge-Offs                                          0.00
    Reimbursement of Class B Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R            0.00
    Reduction of the Collateral Invested Amount                           0.00
    Previous month's ending Collateral Invested Amount          100,000,000.00
    Current Month's ending Collateral Invested Amount           100,000,000.00
    Reimbursement of Collateral Invested Amount reductions                0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti            0.00
    Unpaid current Allocated Servicing Fee                                0.00
    Reimbursement of unpaid Allocated Servicing Fee                       0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee                (0.00)
*** Receivables Outstanding & Invested Amounts ***
    Principal Receivables outstanding [Last Month]            6,097,970,723.18
    Average Principal outstanding based upon additional accoun6,097,970,723.18
    Principal Receivables outstanding [End of Month]          5,951,933,164.39
    Finance Charge and Administrative Receivables outstanding    91,867,871.45
    Class A Invested Amount                                     850,000,000.00
    Class B Invested Amount                                      50,000,000.00
    Collateral Invested Amount                                  100,000,000.00
    Series Adjusted Invested Amount                           1,000,000,000.00
    Series Required Sellers Amount                               70,000,000.00
    Required Collateral Amount                                  100,000,000.00
    Available Collateral Amount                                 100,000,000.00
    Class A Certificate Balance                                 850,000,000.00
    Class B Certificate Balance                                  50,000,000.00
*** Cash Collateral Account ***
    Cash Collateral Account [Section 4.14]
       Begin Balance                                                      0.00
       Deposit of Excess Collections                                      0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount                                     0.00
          To reimburse Class A Investor Charge-Offs                       0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount                                      0.00
          To fund the Class B Investor Default Amount                     0.00
          To reimburse Class B Invested Amount reductions                 0.00
                 Total                                                    0.00
       Deposit of Collateral Monthly Principal                            0.00
       Net Available                                                      0.00
       Required Cash Collateral Amount                                    0.00
       Collateral Surplus                                                 0.00
       Cash Collateral Account Surplus                                    0.00
       End Balance                                                        0.00
    Collateral Surplus (Prime)                                            0.00
    Cash Collateral Account Surplus (Prime)                               0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.702430553
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.702430553
    B. Calculation of Class A Interest
       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR                                         5.687500%
         (b) Spread                                                  0.150000%
         (c) Class A Certificate Rate                                5.837500%
       2. Beginning Invested Amount                             850,000,000.00
       3. Days in the Interest Period                                       29
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          85.0000000%
          (b) Principal Allocation Percentage                 N/A
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                                     NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class A Investor Default Amount                         5,381,030.34
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                1,666,666.67
       8. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class A Pool Factor                                          1.00000000
    E. Receivables Balances ( as reported for 12/16/96 Distribution)
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45
    F. Class B Certificates (as reported for 12/16/96 Distribution)
       1. Class B Invested Amount as of the end of the Payment   50,000,000.00
       2. Available Collateral Invested Amount as of the end o  100,000,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   5.041666600
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                5.041666600
    B. Calculation of Class B Interest
       1. Class B Certificate Coupon                                   6.0500%
       2. Beginning Class B Invested Amount                      50,000,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
        2. Allocation of Receivables
          (a) Class B Invested Percentage                           5.0000000%
          (b) Principal Allocation Percentage                 N/A
       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account                                 NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class B Investor Default Amount                           316,531.20
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
              Invested Amount as of the end of such Payment Da            0.00
       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
              Payment Date                                               0.00%
       8. Available Collateral Invested Amount (as reported fo  100,000,000.00
       9. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances (as reported for 12/16/96 Distribution)
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45


******************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                  Jun-97
Household Affinity Credit Card Master Trust I, Series 1994-2         15-Jul-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
    Performance Ratios (expressed as a percentage of Principal Receivables)
      Payment Rate                                                     24.983%
      Annualized Gross Cash Yield (excluding principal recove          18.646%
      Annualized Net Default Rate                                       7.318%
      Annualized Portfolio Yield                                       11.328%
    Delinquency status of accounts:
       5 - 29 days ($)                                          214,477,206.03
       5 - 29 days (%)    (Gross/Gross)                                  3.55%
       30 - 59 days($)                                           82,135,092.98
       30 - 59 days (%)    (Gross/Gross)                                 1.36%
       60+ days ($)                                             173,656,560.29
       60+ days (%)    (Gross/Gross)                                     2.87%
            Total ($)                                           470,268,859.30
            Total (%)    (Gross/Gross)                                   7.78%
    Collections
       Principal                                              1,447,565,307.84
       Finance Charge                                            65,753,815.69
       Fees                                                      10,137,196.92
       Allocated Interchange                                     18,441,543.18
       Other Recoveries                                             418,162.40
       Principal Recoveries                                       1,417,318.17
       Total                                                  1,543,733,344.20
    Aggregate Principal Shortfalls for Group 1                            0.00
    Adjustment Payments                                                   0.00
    Transfer Deposit Amount                                               0.00
       Gross Principal Defaults                                  38,603,959.40
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2            0.00
       Defaulted Receivables Repurchased Pursuant to Article 3            0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec 37,186,641.23 *** Reallocated Investor Finance Charge and Administrative Collections ***
    Reallocated Investor Finance Charge and Administrative Col   16,542,208.33
    Investor Defaulted Amount (Gross)                             6,330,623.93
    Series Adjusted Portfolio Yield                                    12.254%
*** Class A Invested Percentage Allocations ***
    Class A Invested Percentage                                    87.0000000%
    Fixed Class A Invested Percentage                              87.0000000%
    Class A Monthly Interest (Due) [Section 4.08(a)]              5,075,000.00
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
    Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)            0.00
    Class A Investor Default Amount                               5,507,642.82
    Allocable Servicing Fee (Due) [Section 3]                     1,666,666.67
    Previously unpaid Allocable Servicing Fee                             0.00
    Class A Required Amount [Section 4.10 (a)]                            0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect            0.00
         From Cash Collateral Account Withdrawls [Section 4.14            0.00
         From Subordinated Principal Collections [Section 4.15            0.00
         Total ("Funded Class A Required Amount")                         0.00
    Class A Invested Percentage of Reallocated FC&A [Section 4   14,391,721.25
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     2,142,411.76
    Funded Class A Required Amount                                        0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat            0.00
    Total Available for Class A Invested Percentage Allocation   12,249,309.49
    Class A Monthly Interest (Paid)                               5,075,000.00
    Overdue Class A Monthly Interest (Paid)                               0.00
    Class A Additional Interest (Paid)                                    0.00
    Overdue Class A Additional Interest (Paid)                            0.00
    Reimb. of Class A Investor Default Amount (Paid)              5,507,642.82
    Allocable Servicing Fee (Paid)                                1,666,666.67
    Previously unpaid Allocable Servicing Fee (Paid)                      0.00
    Class A Interest Shortfall                                            0.00
*** Class B Invested Percentage Allocations ***
    Class B Invested Percentage                                     4.0000000%
    Fixed Class B Invested Percentage                               4.0000000%
    Class B Monthly Interest (Due) [Section 4.08(b)]                240,000.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
    Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)            0.00
    Class B Investor Default Amount                                 253,224.96
    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                                     0.00
    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]             253,224.96
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                               253,224.96
    Class B Invested Percentage of Reallocated FC&A [Section 4      661,688.33
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]       421,688.33
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funded Class B Default Amount                                   253,224.96
    Total Available for Class B Floating Allocations                493,224.96
    Class B Monthly Interest (Paid)                                 240,000.00
    Overdue Class B Monthly Interest (Paid)                               0.00
    Class B Additional Interest (Paid)                                    0.00
    Overdue Class B Additional Interest (Paid)                            0.00
    Reimbursement Class B Investor Default Amount (Paid)            253,224.96
    Class B Interest Shortfall                                            0.00
*** Collateral Invested Percentage Allocations ***
    Collateral Invested Percentage                                  9.0000000%
    Collateral Monthly Interest (Due) [Section 4.08(c)]             484,843.75
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)            0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08            0.00
    Collateral Investor Default Amount                              569,756.15
    Collateral Invested Percentage of Reallocated FC&A            1,488,798.75
    Amount that constitutes Excess FC&A [Section 2 def of Exce    1,488,798.75
    Collateral Monthly Interest (Paid)                              484,843.75
    Overdue Collateral Monthly Interest (Paid)                            0.00
    Collateral Additional Interest (Paid)                                 0.00
    Overdue Collateral Additional Interest (Paid)                         0.00
    Reimbursement of Collateral Default Amount (Paid)               569,756.15
    Collateral Interest Shortfall                                         0.00
*** Reimbursement of Shortfalls ***
    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)    2,142,411.76
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)      421,688.33
          Excess from Collateral Interest Reallocated FC&A [Se    1,488,798.75
             Total                                                4,052,898.84
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]            0.00
        Allocated to reimburse Class A Investor Charge-Offs [S            0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.13(c)]                      0.00
        Allocated to fund the Class B Investor Default Amount       253,224.96
        Allocated to reimburse Class B Invested Amount reducti            0.00
        Allocated to pay current or overdue Collateral Monthly Interest,
           and Collateral Additional Interest [Section 4.13 (f      484,843.75
        Allocated to unpaid Allocated Servicing Fee from previ            0.00
        Allocated to fund the Collateral Default Amount [Secti      569,756.15
        Allocated to reimburse Collateral Invested Amount redu            0.00
        Allocated to the Cash Collateral Account [Section 4.13            0.00
        Allocated pursuant to the Collateral Agreement [Sectio    2,745,073.98
    Subordinated Principal Collections [Section 4.15]            30,860,018.61
       Allocated to Class A Required Amount [Section 4.15(a)]             0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.15(b)]                      0.00
        Allocated to fund the Class B Investor Default Amount             0.00
*** Amortization Allocations ***
    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te   Not Triggered
       Other Amortization Events                                 Not Triggered
    Transaction Period                                            Cont. Amort.
    Principal Allocation Percentage                                90.5365777%
    Principal Allocation Percentage Numerator                 1,070,000,000.00
    Available Investor Principal Collections
         Investor Principal Collections                         221,780,998.07
         Subordinated Principal Collections                               0.00
         Series Allocable Miscellaneous Payments                          0.00
         Series 1994-1 Excess Principal Collections                       0.00
         [Subordinated Series Reallocated Principal Collection            0.00
      Available Investor Principal Collections                  221,780,998.07
    Collateral Principal Collections                             21,934,384.42
    Controlled Distribution Amount                              145,000,000.00
    Class A Monthly Principal (Due) [Section 4.09(a)]           145,000,000.00
    Class A Monthly Principal (Paid)                            145,000,000.00
    Deficit Controlled Amortization Amount                                0.00
    Total Available to Pay Class B Monthly Principal             76,780,998.07
    Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
    Class B Monthly Principal (Paid)                                      0.00
    Collateral Monthly Principal (Due) [Section 4.09(c)]         14,340,659.34
    Collateral Monthly Principal (Paid)                          14,340,659.34
    Series 1994-2 Principal Shortfall                                     0.00
    Trust Excess Principal Collections                           76,780,998.07
*** Funding Accounts ***
    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders         145,000,000.00
    Class A Principal Funding Account Balance                 N/A
    Class B Principal Funding Account deposits                N/A
    Principal Distributed to Class B Certificateholders                   0.00
    Class B Principal Funding Account Balance                 N/A
    Class A Interest Payment/Deposit
       from Collection Account                                    5,075,000.00
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders                         5,075,000.00
       Principal Funding Account Balance                      N/A
    Class B Interest Payment/Deposit
       from Collection Account                                      240,000.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders                           240,000.00
       Principal Funding Account Balance                      N/A
    Class A Investor Charge-Offs                                          0.00
    Reimbursement of Class A Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
    Reduction of Class B Invested Amount (Other than Class B I            0.00
    Class B Investor Charge-Offs                                          0.00
    Reimbursement of Class B Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R            0.00
    Reduction of the Collateral Invested Amount                           0.00
    Previous month's ending Collateral Invested Amount           90,000,000.00
    Current Month's ending Collateral Invested Amount            75,659,340.66
    Reimbursement of Collateral Invested Amount reductions                0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti            0.00
    Unpaid current Allocated Servicing Fee                                0.00
    Reimbursement of unpaid Allocated Servicing Fee                       0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee                  0.00
*** Receivables Outstanding & Invested Amounts ***
    Principal Receivables outstanding [Last Month]            6,097,970,723.18
    Average Principal outstanding based upon additional accoun6,097,970,723.18
    Principal Receivables outstanding [End of Month]          5,951,933,164.39
    Finance Charge and Administrative Receivables outstanding    91,867,871.45
    Class A Invested Amount                                     725,000,000.00
    Class B Invested Amount                                      40,000,000.00
    Collateral Invested Amount                                   75,659,340.66
    Series Adjusted Invested Amount                           1,000,000,000.00
    Series Required Sellers Amount                               70,000,000.00
    Required Collateral Amount                                   75,659,340.66
    Available Collateral Amount                                  75,659,340.66
    Class A Certificate Balance                                 725,000,000.00
    Class B Certificate Balance                                  40,000,000.00
*** Cash Collateral Account ***
    Cash Collateral Account [Section 4.14]
       Begin Balance                                                      0.00
       Deposit of Excess Collections                                      0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount                                     0.00
          To reimburse Class A Investor Charge-Offs                       0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount                                      0.00
          To fund the Class B Investor Default Amount                     0.00
          To reimburse Class B Invested Amount reductions                 0.00
                 Total                                                    0.00
       Deposit of Collateral Monthly Principal                   14,340,659.34
       Net Available                                             14,340,659.34
       Required Cash Collateral Amount                                    0.00
       Collateral Surplus                                        14,340,659.34
       Cash Collateral Account Surplus                           14,340,659.34
       End Balance                                                        0.00
    Collateral Surplus (Prime)                                   14,340,659.34
    Cash Collateral Account Surplus (Prime)                               0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                 172.500000000
       2. Principal distribution per $1,000 interest             166.666666667
       3. Interest distribution per $1,000 interest                5.833333333
    B. Calculation of Class A Interest
       1. Class A Certificate Coupon                                 7.000000%
       2. Beginning Invested Amount                             870,000,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          87.0000000%
          (b) Principal Allocation Percentage                      90.5365777%
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                         145,000,000.00
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class A Investor Default Amount                         5,507,642.82
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                1,666,666.67
       8. Available Collateral Invested Amount                            0.00
    D. Class A Pool Factor                                          0.83333333
    E. Receivables Balances
       1. Principal Receivables as of close of business on the5,951,933,164.39 of the preceding Due Period
       2. Finance Charge and Administrative Receivables as of 91,867,871.45 of business on the last day of the preceding Due Period
    F. Class B Certificates                                      40,000,000.00
       1. Class B Invested Amt as of the end of the Payment Date 75,659,340.66
       2. Available Collateral Invested Amt as of the end of the Payment Date

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   6.000000000
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                6.000000000
    B. Calculation of Class B Interest
       1. Class B Certificate Coupon                                  7.20000%
       2. Beginning Class B Invested Amount                      40,000,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class B Invested Percentage                            4.000000%
          (b) Principal Allocation Percentage                      90.5365777%
       3. Class B Principal
          (a) Total Amount Paid / Deposited to                            0.00
              the Principal Funding Account
          (b) Total amount on deposit in Principal                          NA
              Funding Account
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                    (%)   (Gross/Gross)                  1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class B Investor Default Amount                           253,224.96
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
         (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds t
              Invested Amount as of the end of such Payment Date          0.00
      7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of bus
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of busine
              Payment Date                                               0.00%
        8. Available Collateral Invested Amount 75,659,340.66
       9. Deficit Controlled Amortization Amount for such Payment Date    0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of of business on the last day of the preceding Due Period91,867,871.45


***************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                              Jun-97
Household Affinity Credit Card Master Trust I, Series 1995-1     15-Jul-97
***************************************************************************
*** Trust Portfolio Activity Summary ***
   Performance Ratios (expressed as a percentage of Principal Receivables)
      Payment Rate                                                     24.983%
      Annualized Gross Cash Yield (excluding principal recove          18.646%
      Annualized Net Default Rate                                       7.318%
      Annualized Portfolio Yield                                       11.328%
    Delinquency status of accounts:
       5 - 29 days ($)                                          214,477,206.03
       5 - 29 days (%)    (Gross/Gross)                                  3.55%
       30 - 59 days($)                                           82,135,092.98
       30 - 59 days (%)    (Gross/Gross)                                 1.36%
       60+ days ($)                                             173,656,560.29
       60+ days (%)    (Gross/Gross)                                     2.87%
            Total ($)                                           470,268,859.30
            Total (%)    (Gross/Gross)                                   7.78%
    Collections
       Principal                                              1,447,565,307.84
       Finance Charge                                            65,753,815.69
       Fees                                                      10,137,196.92
       Allocated Interchange                                     18,441,543.18
       Other Recoveries                                             418,162.40
       Principal Recoveries                                       1,417,318.17
       Total                                                  1,543,733,344.20
    Aggregate Principal Shortfalls for Group 1                            0.00
    Adjustment Payments                                                   0.00
    Transfer Deposit Amount                                               0.00
       Gross Principal Defaults                                  38,603,959.40
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2            0.00
       Defaulted Receivables Repurchased Pursuant to Article 3            0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec 37,186,641.23 *** Reallocated Investor Finance Charge and Administrative Collections ***
    Reallocated Investor Finance Charge and Administrative Col    9,344,993.75
    Investor Defaulted Amount (Gross)                             3,798,374.36
    Series Adjusted Portfolio Yield                                    11.093%
*** Class A Invested Percentage Allocations ***
    Class A Invested Percentage                                    87.0000000%
    Fixed Class A Invested Percentage                              87.0000000%
    Class A Monthly Interest (Due) [Section 4.08(a)]              2,454,668.75
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
    Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)            0.00
    Class A Investor Default Amount                               3,304,585.69
    Allocable Servicing Fee (Due) [Section 3]                     1,000,000.00
    Previously unpaid Allocable Servicing Fee                             0.00
    Class A Required Amount [Section 4.10 (a)]                            0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect            0.00
         From Cash Collateral Account Withdrawls [Section 4.14            0.00
         From Subordinated Principal Collections [Section 4.15            0.00
         Total ("Funded Class A Required Amount")                         0.00
    Class A Invested Percentage of Reallocated FC&A [Section 4    8,130,144.56
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     1,370,890.12
    Funded Class A Required Amount                                        0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat            0.00
    Total Available for Class A Invested Percentage Allocation    6,759,254.44
    Class A Monthly Interest (Paid)                               2,454,668.75
    Overdue Class A Monthly Interest (Paid)                               0.00
    Class A Additional Interest (Paid)                                    0.00
    Overdue Class A Additional Interest (Paid)                            0.00
    Reimb. of Class A Investor Default Amount (Paid)              3,304,585.69
    Allocable Servicing Fee (Paid)                                1,000,000.00
    Previously unpaid Allocable Servicing Fee (Paid)                      0.00
    Class A Interest Shortfall                                            0.00
*** Class B Invested Percentage Allocations ***
    Class B Invested Percentage                                     4.0000000%
    Fixed Class B Invested Percentage                               4.0000000%
    Class B Monthly Interest (Due) [Section 4.08(b)]                154,000.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
    Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)            0.00
    Class B Investor Default Amount                                 151,934.97
    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                                     0.00
    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]             151,934.97
         From Cash Collateral Account Withdrawl [Section 4.14(            0.00
         From Subordinated Principal Collections allocable to             0.00
         Total Funded                                               151,934.97
    Class B Invested Percentage of Reallocated FC&A [Section 4      373,799.75
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]       219,799.75
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In            0.00
    Funded Class B Default Amount                                   151,934.97
    Total Available for Class B Floating Allocations                305,934.97
    Class B Monthly Interest (Paid)                                 154,000.00
    Overdue Class B Monthly Interest (Paid)                               0.00
    Class B Additional Interest (Paid)                                    0.00
    Overdue Class B Additional Interest (Paid)                            0.00
    Reimbursement Class B Investor Default Amount (Paid)            151,934.97
    Class B Interest Shortfall                                            0.00
*** Collateral Invested Percentage Allocations ***
    Collateral Invested Percentage                                  9.0000000%
    Collateral Monthly Interest (Due) [Section 4.08(c)]             290,906.25
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)            0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08            0.00
    Collateral Investor Default Amount                              341,853.69
    Collateral Invested Percentage of Reallocated FC&A              841,049.44
    Amount that constitutes Excess FC&A [Section 2 def of Exce      841,049.44
    Collateral Monthly Interest (Paid)                              290,906.25
    Overdue Collateral Monthly Interest (Paid)                            0.00
    Collateral Additional Interest (Paid)                                 0.00
    Overdue Collateral Additional Interest (Paid)                         0.00
    Reimbursement of Collateral Default Amount (Paid)               341,853.69
    Collateral Interest Shortfall                                         0.00
*** Reimbursement of Shortfalls ***
    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)    1,370,890.12
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)      219,799.75
          Excess from Collateral Interest Reallocated FC&A [Se      841,049.44
             Total                                                2,431,739.31
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]            0.00
        Allocated to reimburse Class A Investor Charge-Offs [S            0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.13(c)]                      0.00
        Allocated to fund the Class B Investor Default Amount       151,934.97
        Allocated to reimburse Class B Invested Amount reducti            0.00
        Allocated to pay current or overdue Collateral Monthly Interest,
           and Collateral Additional Interest [Section 4.13 (f      290,906.25
        Allocated to unpaid Allocated Servicing Fee from previ            0.00
        Allocated to fund the Collateral Default Amount [Secti      341,853.69
        Allocated to reimburse Collateral Invested Amount redu            0.00
        Allocated to the Cash Collateral Account [Section 4.13            0.00
        Allocated pursuant to the Collateral Agreement [Sectio    1,647,044.40
    Subordinated Principal Collections [Section 4.15]            18,516,011.17
       Allocated to Class A Required Amount [Section 4.15(a)]             0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative
            Excess Interest Amount [Section 4.15(b)]                      0.00
        Allocated to fund the Class B Investor Default Amount             0.00
*** Amortization Allocations ***
    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te   Not Triggered
       Other Amortization Events                                 Not Triggered
    Transaction Period                                               REVOLVING
    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A
    Available Investor Principal Collections
         Investor Principal Collections                         133,068,598.83
         Subordinated Principal Collections                               0.00
         Series Allocable Miscellaneous Payments                          0.00
         Series 1995-1 Excess Principal Collections                       0.00
         [Subordinated Series Reallocated Principal Collection            0.00
      Available Investor Principal Collections                  133,068,598.83
    Collateral Principal Collections                             13,160,630.65
    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
    Class A Monthly Principal (Paid)                                      0.00
    Deficit Controlled Amortization Amount                                0.00
    Total Available to Pay Class B Monthly Principal            133,068,598.83
    Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
    Class B Monthly Principal (Paid)                                      0.00
    Collateral Monthly Principal (Due) [Section 4.09(c)]                  0.00
    Collateral Monthly Principal (Paid)                                   0.00
    Series 1995-1 Principal Shortfall                                     0.00
    Trust Excess Principal Collections                          146,229,229.48
*** Funding Accounts ***
    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders                   0.00
    Class A Principal Funding Account Balance                 N/A
    Class B Principal Funding Account deposits                            0.00
    Principal Distributed to Class B Certificateholders                   0.00
    Class B Principal Funding Account Balance                 N/A
    Class A Interest Payment/Deposit
       from Collection Account                                    2,454,668.75
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders                         2,454,668.75
       Principal Funding Account Balance                      N/A
    Class B Interest Payment/Deposit
       from Collection Account                                      154,000.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders                           154,000.00
       Principal Funding Account Balance                                  0.00
    Class A Investor Charge-Offs                                          0.00
    Reimbursement of Class A Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
    Reduction of Class B Invested Amount (Other than Class B I            0.00
    Class B Investor Charge-Offs                                          0.00
    Reimbursement of Class B Investor Charge-Offs                         0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R            0.00
    Reduction of the Collateral Invested Amount                           0.00
    Previous month's ending Collateral Invested Amount           54,000,000.00
    Current Month's ending Collateral Invested Amount            54,000,000.00
    Reimbursement of Collateral Invested Amount reductions                0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti            0.00
    Unpaid current Allocated Servicing Fee                                0.00
    Reimbursement of unpaid Allocated Servicing Fee                       0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee                  0.00
*** Receivables Outstanding & Invested Amounts ***
    Principal Receivables outstanding [Last Month]            6,097,970,723.18
    Average Principal outstanding based upon additional accoun6,097,970,723.18
    Principal Receivables outstanding [End of Month]          5,951,933,164.39
    Finance Charge and Administrative Receivables outstanding    91,867,871.45
    Class A Invested Amount                                     522,000,000.00
    Class B Invested Amount                                      24,000,000.00
    Collateral Invested Amount                                   54,000,000.00
    Series Adjusted Invested Amount                             600,000,000.00
    Series Required Sellers Amount                               42,000,000.00
    Required Collateral Amount                                   54,000,000.00
    Available Collateral Amount                                  54,000,000.00
    Class A Certificate Balance                                 522,000,000.00
    Class B Certificate Balance                                  24,000,000.00
*** Cash Collateral Account ***
    Cash Collateral Account [Section 4.14]
       Begin Balance                                                      0.00
       Deposit of Excess Collections                                      0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount                                     0.00
          To reimburse Class A Investor Charge-Offs                       0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount                                      0.00
          To fund the Class B Investor Default Amount                     0.00
          To reimburse Class B Invested Amount reductions                 0.00
                 Total                                                    0.00
       Deposit of Collateral Monthly Principal                            0.00
       Net Available                                                      0.00
       Required Cash Collateral Amount                                    0.00
       Collateral Surplus                                                 0.00
       Cash Collateral Account Surplus                                    0.00
       End Balance                                                        0.00
    Collateral Surplus (Prime)                                          (0.00)
    Cash Collateral Account Surplus (Prime)                             (0.00)

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.702430556
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.702430556
    B. Calculation of Class A Interest
       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR                                         5.687500%
         (b) Spread                                                  0.150000%
         (c) Class A Certificate Rate                                5.837500%
       2. Beginning Invested Amount                             522,000,000.00
       3. Days in the Interest Period                                       29
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          87.0000000%
          (b) Principal Allocation Percentage                 N/A
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                                     NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class A Investor Default Amount                         3,304,585.69
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                1,000,000.00
       8. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class A Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45
    F. Class B Certificates
       1. Class B Invested Amount as of the end of the Payment   24,000,000.00
       2. Available Collateral Invested Amount as of the end o   54,000,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   6.416666667
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                6.416666667
    B. Calculation of Class B Interest
       1. Class B Certificate Coupon                                  7.70000%
       2. Beginning Class B Invested Amount                      24,000,000.00
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class B Invested Percentage                           4.0000000%
          (b) Principal Allocation Percentage                 N/A
       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account                                 NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class B Investor Default Amount                           151,934.97
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
              Invested Amount as of the end of such Payment Da            0.00
       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
              Payment Date                                               0.00%
       8. Available Collateral Invested Amount                   54,000,000.00
       9. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45

******************************************************************************
                 Monthly Servicer's Certificate
             (Delivered pursuant to subsection 3.04(b)
              of the Pooling and Servicing Agreement

               HOUSEHOLD FINANCE CORPORATION
        HOUSEHOLD AFFINITY FUNDING CORPORATION
    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
          Class A and Class B Certificates, Series 1997-1


           The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the "Pooling and Servicing Agreement"), by and among Household Affinity
Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3. The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurrin       15-Jul-97
5. Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ............1,543,733,344.20
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to .................................................1,447,565,307.84
(i) The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],
24.983%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding
    such Distribution Date was equal to ......................   96,168,036.36
(i) The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ]
18.646%
(ii)The amount of such aggregate with respect to Finance Charg   65,753,815.69
(iiiThe amount of such aggregate with respect to Fees was equa   10,137,196.92
(iv)The amount of such aggregate with respect to Interchange w   18,441,543.18
(v) The amount of such aggregate with respect to Other Recover      418,162.40
(vi)The amount of such aggregate with respect to Principal Rec    1,417,318.17
(d) The Gross Defaulted Amount for the preceding Due Period is   38,603,959.40
(i) The annualized default rate, (d) *12 / (f),  is ..........           7.60%
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f),           7.318%
(e) The Portfolio Yield for such Distribution Date [c(i) - d(i         11.328%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ..................6,097,970,723.18
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ......................5,951,933,164.39
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to ...........6,024,951,943.79
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due 91,867,871.45
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date 214,477,206.03
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date 82,135,092.98
(l) The aggregate outstanding gross bal of the Accounts which were three or more paymts (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date 173,656,560.29
(m) The aggregate amount of Trust Excess Principal Collections for such
    Distribution Date is......................................1,111,855,825.28
(n) The aggregate amount of Principal Shortfalls for such Dist  124,675,526.70
 6. Group Two Information
(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
    rate agreements, if an...) is equal to ...................         5.8703%
(b) Group Two Total Investor Collections is equal to .........  253,155,256.77
(c) Group Two Investor Principal Collections is equal to .....  237,384,758.56
(d) Group Two Investor Finance Charge and Administrative Colle   15,770,498.21
(e) Group Two Investor Additional Amounts is equal to ........            0.00
(f) Group Two Investor Default Amount is equal to ............    6,330,623.93
(g) Group Two Investor Monthly Fees is equal to ..............    1,666,666.66
(h) Group Two Investor Monthly Interest is equal to ..........    4,728,852.78
 7.
(a) The Series Adjusted Portfolio Yield for the Due Period preceding such
    Distribution Date was equal to ...........................          11.33%
(b) The Series 1997-1 Allocation Percentage with respect to the Due
    Period preceding such Distribution Date was equal to .....          18.11%
(c) The Floating Allocation Percentage for the Due Period preceding such
    Distribution Date was equal to ...........................          90.54%
(d) The aggregate amount of Reallocated Investor Finance Charge and Administrative Collections for the Due Period preceding
    such Distribution Date is equal to .......................   15,770,498.21
(e) The Floating Allocation Percentage of Series Allocable Finance
    Charge and Administrative Collections for the Due Period preceding
    such Distribution Date is equal to........................   15,770,498.21
(f) Class A Invested Amount ..................................  870,000,000.00
(g) The Class A Invested Percentage with respect to the Due Period
    preceding such Distribution Date was equal to ............          87.00%
(h) The Class A Invested Percentage of the amount set forth in Item 7(d)
    above was equal to .......................................   13,720,333.44
(i) The amount of Class A Monthly Interest for such Distribution Date is
    equal to..................................................    4,056,072.92
(j) The amount of any Class A Monthly Interest previously due but not
    distributed on a prior Distribution Date is equal to .....            0.00
(k) The amount of Class A Additional Interest for such Distribution Date
    is equal to ..............................................            0.00
(l) The amount of any Class A Additional Interest previously due but not
    distributed on a prior Distribution Date is equal to......            0.00
(m) The Class A Investor Default Amount for such Distribution Date is
    equal to .................................................    5,507,642.82
(n) The Allocable Servicing Fee for such Distribution Date is     1,666,666.66
(o) The Class A Required Amount, if any, with respect to such
    Distribution Date is equal to.............................            0.00
(p) Class B Invested Amount ..................................   47,500,000.00
(q) The Class B Invested Percentage for the Due Period preceding such
    Distribution Date was equal to............................           4.75%
(r) The Class B Invested Percentage of the amount set forth in Item 7(d)
    above is equal to.........................................      749,098.66
(s) The amount of Class B Monthly Interest for such Distribution Date is
    equal to..................................................      228,339.76
(t) The amount of any Class B Monthly Interest previously due but not
    distributed on a prior Distribution Date is equal to......            0.00
(u) The amount of Class B Additional Interest for such Distribution Date
    is equal to...............................................            0.00
(v) The amount of any Class B Additional Interest previously due but not
    distributed on a prior Distribution Date is equal to......            0.00
(w) Class B Investor Default Amount for such Distribution Date is equal
    to........................................................      300,704.64
(x) The Collateral Invested Percentage of the amount set forth in Item 7(d)
    above is equal to.........................................    1,301,066.10
(y) The Series 1997-1 Principal Shortfall for such Distribution Date is
    equal to..................................................            0.00
(z) The Series 1997-1 Excess Principal Collections is equal to  243,715,382.49
(aa)The amount of Excess Finance Charge and Administrative Collections
    with respect to such Distribution Date is equal to........    4,311,776.04
(bb)The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
(i) to fund the Class A Required Amount, if any, with
    respect to such Distribution Date.........................            0.00
(ii)to reimburse Class A Investor Charge-Offs.................            0.00
(iiito pay current or overdue Class B Monthly Interest,
    Class B Additional Interest or the Cumulative
    Excess Interest Amount ...................................            0.00
(iv)to fund the Class B Investor Default Amount with
    respect to such Distribution Date.........................      300,704.64
(v) to reimburse certain previous reductions in the Class B
    Invested Amount ..........................................            0.00
(vi)to pay the Collateral Monthly Interest for such Distribution
    Date equal to.............................................      444,440.10
(viito pay any portion of the Allocable Servicing Fee not
    paid pursuant to clause (i) above.........................            0.00
(viito fund the Collateral Investor Default Amount with
    respect to such Distribution Date.........................      522,276.47

(ix)to make any required deposit in the Cash Collateral Accoun            0.00
(x) to make any required deposit to the Reserve Account [Secti    1,146,595.08
(cc)The amount of Subordinated Principal Collections with respect to such
    Distribution Date is equal to.............................   30,860,018.61
(dd)The amount, if any, of Miscellaneous Payments with respect to such
    Distribution Date is equal to.............................            0.00
(ee)The Principal Allocation Percentage is equal to ..........N/A
(ff)The total amount to be distributed to Class A Certificateholders on
    such Distribution Date in payment of principal is equal to            0.00
(gg)The total amount to be distributed to Class B Certificateholders on
    such Distribution Date in payment of principal is equal to            0.00
(hh)The amount of Class A Investor Charge-Offs for such Distribution
    Date is equal to..........................................            0.00
(ii)The total amount of reimbursements of Class A Investor Charge-Offs
    for such Distribution Date is equal to....................            0.00
(jj)The amount of Class B Investor Charge-Offs and other reductions in
    the Class B Invested Amount for such Distribution Date is             0.00
(kk)The total amount of reimbursements of Class B Investor Charge-Offs
    for such Distribution Date is equal to....................            0.00
(ll)The Class A Invested Amount at the close of business on such
    Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...............  870,000,000.00
(mm)The Class B Invested Amount at the close of business on such
    Distribution Date (after giving effect to all payments and adjustments
    on such Distribution Date) will be equal to...............   47,500,000.00
(nn)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
    from the Collateral Account) was equal to.................   82,500,000.00
(oo)The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
    such Distribution Date, will be equal to..................   82,500,000.00
(pp)The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
    Collateral Interest Holder on such Distribution Date, will        173.684%
(qq)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest
    to Class B Certificateholders on such Distribution Date, w            0.00
 8. Total amt to be on deposit in the Collection Acct (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such
Distribution                                                  7,773,207.61
 9. The total amount to be allocated according to the terms of the Collateral
    Agreement on such Distribution Date is equal to ..........      444,440.10
10. Total amount to be distributed from the Collection Account to the
    Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
    Series against deposits to the Collection Account) is equa            0.00
11. The Class A Adjusted Invested Amount                        870,000,000.00
12. The Class B Adjusted Invested Amount                         47,500,000.00
13. The Controlled Accumulation Amount                                    0.00
14. The Controlled Deposit Amount                                         0.00
15. The Deficit Controlled Accumulation Amount                            0.00
16. The Principal Funding Account Balance                                 0.00
17. The Principal Funding Investment Shortfall                             N/A
18. The Reserve Account Amount                                   12,845,000.00
19. The Reserve Account Balance                                  12,845,000.00
20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
    (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if appl
                                                                         None
21. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22. As of the date hereof, to the best knowledge of the undersigned, no
    Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
    consists of :   ____________________________________________).
23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th of July, 1997.


    HOUSEHOLD FINANCE CORPORATION
    as Servicer,

    By:

    Name: Steven H. Smith
    Title: Servicing Officer


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.662152782
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.662152782
    B. Calculation of Class A Interest
       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR                                         5.687500%
         (b) Spread                                                  0.100000%
         (c) Class A Certificate Rate                                5.787500%
       2. Beginning Invested Amount                             870,000,000.00
       3. Days in the Interest Period                                       29
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of Finance Charge & Administrative R   96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class A Invested Percentage                          87.0000000%
          (b) Principal Allocation Percentage                 N/A
       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account                                     NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class A Investor Default Amount                         5,507,642.82
       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution
              Date(s) with respect to the Payment Date                    0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs                                        0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da            0.00
       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date                1,666,666.66
       8. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class A Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45
    F. Class B Certificates
       1. Class B Invested Amount as of the end of the Payment   47,500,000.00
       2. Available Collateral Invested Amount as of the end o   82,500,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
    A. Information Regarding Distributions
       1. Total distribution per $1,000 interest                   4.807152842
       2. Principal distribution per $1,000 interest               0.000000000
       3. Interest distribution per $1,000 interest                4.807152842
    B. Calculation of Class B Interest
       1. Calculation of Class B Certificate Rate
         (a) One-month LIBOR                                         5.687500%
         (b) Spread                                                  0.280000%
         (c) Class B Certificate Rate                                5.967500%
       2. Beginning Invested Amount                              47,500,000.00
       3. Days in the Interest Period                                       29
    C. Performance of Trust
       1. Collections of Receivables
          (a) Total Collections                               1,543,733,344.20
          (b) Collections of FC&A                                96,168,036.36
          (c) Collections of Principal                        1,447,565,307.84
       2. Allocation of Receivables
          (a) Class B Invested Percentage                           4.7500000%
          (b) Principal Allocation Percentage                 N/A
       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account                                 NA
          (b) Total amount on deposit in Principal
              Funding Account                                               NA
       4. Delinquent Balances
          (a) 5 - 29 days -- ($)                                214,477,206.03
                                       (%)   (Gross/Gross)               3.55%
          (b) 30 - 59 days-- ($)                                 82,135,092.98
                                       (%)   (Gross/Gross)               1.36%
          (c) 60+ days -- ($)                                   173,656,560.29
                                       (%)   (Gross/Gross)               2.87%
       5. Class B Investor Default Amount                           300,704.64
       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date                                                0.00
          (b) The amount of Item 6(a) per $1,000 interest                 0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions                   0.00
          (d) The amount of Item 6(c) per $1,000 interest                 0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
              Invested Amount as of the end of such Payment Da            0.00
       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date                                         0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
              Payment Date                                               0.00%
       8. Available Collateral Invested Amount                   82,500,000.00
       9. Deficit Controlled Amortization Amount for such Paym            0.00
    D. Class B Pool Factor                                          1.00000000
    E. Receivables Balances
       1. Principal Receivables as of close of business on the last day
          of the preceding Due Period                         5,951,933,164.39
       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   91,867,871.45